================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                   FORM 8-K/A

                                (Amendment No. 3)



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  MAY 20, 2002


                             FLEMING COMPANIES, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)




         Oklahoma                       1-8140                   48-0222760
----------------------------     ---------------------      -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
                 ----------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (972) 906-8000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         This Amendment No. 3 to Form 8-K amends and restates in its entirety
Item 7(b) of the Form 8-K filed with the Securities and Exchange Commission on May 20, 2002, as amended by Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission on May 29, 2002 and Amendment No. 2 on Form 8-K/A filed with the Securities and Exchange Commission on June 14, 2002, to conform the pro forma financial information to the additional disclosure set forth in the final prospectus supplements of Fleming Companies, Inc. ("Fleming") relating to its debt and equity offerings.


         (b) Pro Forma Financial Information.

         The following pro forma consolidated information has been derived by the application of pro forma adjustments to the consolidated financial statements of (i) Fleming as of April 20, 2002 and Core-Mark as of March 31, 2002; (ii) Fleming for the 52 weeks ended December 29, 2001 and Core-Mark for the 12 months ended December 31, 2001; and (iii) Fleming for the 16 weeks ended April 20, 2002 and Core-Mark for the three months ended March 31, 2002.

         The pro forma consolidated balance sheet gives effect to Fleming's proposed acquisition of Core-Mark (the "Acquisition") for approximately $295 million in cash, plus Fleming's assumption of all of Core-Mark's net debt outstanding as of the closing of the Acquisition (which we currently expect to be approximately $95 million, for a total purchase price of approximately $390 million) and the related financing transactions (together with the Acquisition, the "Transactions") as if they had occurred as of April 20, 2002. The pro forma consolidated statements of income give effect to the Acquisition and the related financing transactions as if they had occurred on December 31, 2000, with respect to the pro forma consolidated statement of income for the 52 weeks ended December 29, 2001, and carried forward through April 20, 2002, with respect to the proforma consolidated statement of income for the 16 weeks ended April 20, 2002. The adjustments necessary to fairly present this pro forma consolidated financial information have been made based on available information and in the opinion of Fleming's management are reasonable and are described in the accompanying notes. This pro forma information reflects our assumption that the Acquisition will be financed by a combination of borrowings under a new credit facility and public offerings of debt and equity. The pro forma consolidated financial information should not be considered indicative of actual results that would have been achieved had the Acquisition and the related financing transactions been consummated on the respective dates indicated and do not purport to indicate balance sheet data or income statement data as of any future date or for any future period. We cannot assure you that the assumptions used in the preparation of the pro forma consolidated financial information will prove to be correct.

         The pro forma adjustments were applied to the historical consolidated financial statements to reflect and account for the Acquisition and the related financing transactions. As a result, these adjustments have no impact on the historical basis of the assets and liabilities. Our purchase of Core-Mark is not complete. We expect to complete the Acquisition in June 2002. Our allocation of the agreed-upon purchase price will depend on the fair values of the assets and liabilities at the date of the Acquisition. Our final allocation of purchase price may differ from this presentation due to potential changes in working capital, our fair value analysis of leases, and the appraisal results for identifiable intangibles. The following table sets forth our preliminary allocation of the cash purchase price (dollars in thousands):

Fair value of assets acquired:
  Cash ...............................................................   $  79,151
  Receivables, net ...................................................     132,572
  Inventories ........................................................     130,665
  Other current assets ...............................................       7,899
  Property and equipment .............................................      31,238
  Other assets .......................................................       4,393
Fair value of liabilities assumed:
  Accounts payable ...................................................    (185,486)
  Current maturities of long-term debt ...............................     (55,000)
  Other current liabilities ..........................................     (23,380)
  Long-term debt .....................................................     (77,133)
  Other liabilities ..................................................     (13,242)
Goodwill and other intangibles recognized from the
  Acquisition ........................................................     268,387
                                                                         ---------
 Total cash purchase price for Core-Mark equity ......................   $ 300,064
                                                                         =========


  The following table sets forth our preliminary calculation of the cash purchase price (dollars in thousands):

Cash payment for acquisition of Core-Mark stock ......................   $295,000
Professional fees and other ..........................................      5,064
                                                                         --------
  Total cash purchase price for Core-Mark equity .....................   $300,064
                                                                         ========

PRO FORMA COMBINING BALANCE SHEET INFORMATION
FOR FLEMING AS OF APRIL 20, 2002
(IN THOUSANDS)


                                                                                       PRO FORMA
                                                        FLEMING        CORE-MARK      ADJUSTMENTS         PRO FORMA
                                                      ------------    ------------    ------------       ------------
Assets

Current Assets:
    Cash and cash equivalents                         $      3,974    $     23,542    $    (23,000)(a)   $      4,516
    Cash held by Trustee for refinancing                   263,125                                            263,125
    Receivables, net                                       588,321         130,902              --            719,223
    Inventories                                            954,174         118,278          52,133(b)       1,124,585
    Assets held for sale                                    28,666              --              --             28,666
    Other current assets                                    76,169           8,610         (27,804)(c)         56,975
                                                      ------------    ------------    ------------       ------------

        Total current assets                             1,914,429         281,332           1,329          2,197,090

Investments and notes receivable, net                      102,073              --              --            102,073
Investment in direct financing leases                       76,941              --              --             76,941

Property and equipment                                   1,676,372          77,970         (46,555)(d)      1,707,787
Less accumulated depreciation and amortization            (734,388)        (46,555)         46,555(d)        (734,388)
                                                      ------------    ------------    ------------       ------------
        Net property and equipment                         941,984          31,415              --            973,399

Other assets                                               233,693           6,034          75,385(e)         315,112
Goodwill, net                                              554,388          57,684         166,122(f)         778,194
                                                      ------------    ------------    ------------       ------------

     Total assets                                     $  3,823,508    $    376,465         242,836       $  4,442,809
                                                      ============    ============    ============       ============


Liabilities and shareholders' equity

Current liabilities:
    Accounts payable                                  $    835,205    $    114,972    $         --       $    950,177
    Current maturities of long-term debt                    39,747          76,000        (111,497)(g)          4,250
    Current obligations under capital leases                21,751              --              --             21,751
    Debt to be refinanced                                  263,125              --              --            263,125
    Other current liabilities                              183,711          43,622          (4,869)(h)        222,464
                                                      ------------    ------------    ------------       ------------

        Total current liabilities                        1,343,539         234,594        (116,366)         1,461,767

Long-term debt                                           1,527,016          75,000         246,407(i)       1,848,423
Long-term obligations under capital leases                 328,295              --              --            328,295
Other liabilities                                          106,749          12,527          (2,334)(j)        116,942

Shareholders' equity:
    Common stock                                           111,661              55          22,945(k)         134,661
    Capital in excess of par value                         562,235          26,121         120,352(k)         708,708
    Reinvested earnings (deficit)                          (96,551)         37,443         (37,443)(k)        (96,551)
    Accumulated other comprehensive income--
        Cumulative currency translation adjustments             --          (5,447)          5,447(k)              --
        Additional minimum pension liability               (59,436)         (3,828)          3,828(k)         (59,436)
                                                      ------------    ------------    ------------       ------------
            Total shareholders' equity                     517,909          54,344         115,129            687,382
                                                      ------------    ------------    ------------       ------------

     Total liabilities and shareholders' equity       $  3,823,508    $    376,465    $    242,836       $  4,442,809
                                                      ============    ============    ============       ============

NOTES TO UNAUDITED PRO FORMA COMBINING BALANCE SHEET
(DOLLARS IN THOUSANDS)

For the purpose of determining the pro forma effect of the transactions on Fleming's Consolidated Balance Sheet as of April 20, 2002, the following pro forma adjustments have been made:


(a)    Cash and cash equivalents -
       Reflect Core-Mark cash used to reduce debt                                                   $ (23,000)
                                                                                                    =========

(b)    Inventories:
       Eliminate Core-Mark LIFO reserve to reflect inventory at fair value                          $  52,133
                                                                                                    =========

(c)    Other current assets:
       Reclass Core-Mark current deferred tax liability to Fleming current
         deferred tax asset                                                                         $  (4,869)
       Reflect deferred tax impact of difference in fair value of inventory
         and acquired tax basis in inventory                                                          (20,853)
       Remove Core-Mark prepaid pension amount to reflect acquired pension plan
         liability at estimated fair value                                                             (2,082)
                                                                                                    ---------
                                                                                                    $ (27,804)
                                                                                                    =========

(d)    Property and equipment:
       Offset Core-Mark accumulated depreciation and amortization against cost of property and equipment with our initial assumption that net book
         value approximates fair value                                                              $ (46,555)
       Eliminate Core-Mark accumulated depreciation and amortization                                   46,555
                                                                                                    ---------
                                                                                                    $      --
                                                                                                    =========

(e)    Other assets:
       Reclass Core-Mark long-term deferred tax liability to Fleming long-term deferred tax asset   $  (3,005)
       Eliminate existing Core-Mark deferred financing costs due to early debt retirement              (1,501)
       Reflect estimated financing costs from the debt portion of the transaction                      24,875
       Reflect deferred tax adjustment on Core-Mark pension liability                                    (936)
       Reflect estimate of other intangibles acquired as a result of this transaction                  55,952
                                                                                                    ---------
                                                                                                    $  75,385
                                                                                                    =========

(f)    Goodwill, net:
       Eliminate existing Core-Mark net goodwill                                                    $ (57,684)
       Reflect goodwill from this transaction                                                         223,806
                                                                                                    ---------
                                                                                                    $ 166,122
                                                                                                    =========

(g)    Current maturities of long-term debt:
       Reflect payment of existing Core-Mark debt                                                   $ (76,000)
       Reflect current maturity of new term loan                                                        4,250
       Repay existing term loan                                                                       (39,747)
                                                                                                    ---------
                                                                                                    $(111,497)
                                                                                                    =========

(h)    Other current liabilities -
       Reclass Core-Mark current deferred tax liability to Fleming current deferred tax asset       $  (4,869)
       (see note (c))                                                                               =========

(i)    Long-term debt:
       Reflect repayment of existing Core-Mark debt                                                 $ (75,000)
       Reflect proceeds from sale of 9.25% senior notes due 2010                                      200,000
       Reflect revolver borrowings under the new $975 million credit facility                          79,667
       Reflect term loan borrowings under the new $975 million credit facility                        420,750
       Reflect repayment of existing term loan                                                        (69,010)
       Reflect repayment of revolving credit facility                                                (310,000)
                                                                                                    ---------
                                                                                                    $ 246,407
                                                                                                    =========

(j)    Other liabilities:
       Reclass Core-Mark long-term deferred tax liability
           to Fleming long-term deferred tax asset                                                  $  (3,005)
       Reflect Core-Mark post-retirement liability at estimated fair value
           by removing unamortized actuarial gains and losses                                             671
                                                                                                    ---------
                                                                                                    $  (2,334)
                                                                                                    =========

(k)    Shareholders' equity:
       Eliminate Core-Mark common stock                                                             $     (55)
       Issue Fleming common stock ($2.50 par value, 9,200 shares)                                      23,000
                                                                                                    ---------
                                                                                                       22,945

       Eliminate Core-Mark common stock - excess capital impact                                       (26,121)
       Issue Fleming common stock - excess capital impact ($19.40 per share less par value,
           9,200 shares)                                                                              155,480
       Reflect equity transaction fees                                                                 (9,007)
                                                                                                    ---------
                                                                                                      120,352

       Eliminate Core-Mark retained earnings                                                          (37,443)

       Eliminate Core-Mark currency translation adjustments                                             5,447

       Eliminate Core-Mark additional minimum pension liability                                         3,828
                                                                                                    ---------
                                                                                                    $ 115,129
                                                                                                    =========

PRO FORMA COMBINING INCOME STATEMENT INFORMATION
FOR FLEMING 52 WEEKS ENDED DECEMBER 29, 2001
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            PRO FORMA
                                              FLEMING        CORE-MARK     ADJUSTMENTS         PRO FORMA
                                            ------------    ------------   ------------       ------------
Net sales                                   $ 15,558,102    $  3,425,024   $         --       $ 18,983,126

Costs and expenses (income):
    Cost of sales                             14,368,199       3,211,160         76,680(a)      17,656,039
    Selling and administrative                   960,590         169,691        (71,085)(b)      1,059,196
    Interest expense                             165,534          12,395         13,194(c)         191,123
    Interest income and other                    (24,053)             --           (834)(d)        (24,887)
    Impairment/restructuring credit              (23,595)             --             --            (23,595)
    Litigation charge                             48,628              --             --             48,628
                                            ------------    ------------   ------------       ------------

        Total costs and expenses              15,495,303       3,393,246         17,955         18,906,504
                                            ------------    ------------   ------------       ------------

Income before taxes                               62,799          31,778        (17,955)            76,222
Taxes on income(f)                                36,022          14,268         (8,739)(e)         41,551
                                            ------------    ------------   ------------       ------------

Income before extraordinary charge                26,777          17,510         (9,216)            35,071
                                            ============    ============   ============       ============


Basic income per share:
    Income before extraordinary charge(f)   $       0.63                                      $       0.68
                                            ============                                      ============

Diluted income per share:
    Income before extraordinary charge(f)   $       0.60                                      $       0.65
                                            ============                                      ============

Weighted average shares outstanding:
     Basic                                        42,588                          9,200(g)          51,788
     Diluted                                      44,924                          9,200(h)          54,124

PRO FORMA COMBINING INCOME STATEMENT INFORMATION
FOR FLEMING 16 WEEKS ENDED APRIL 20, 2002
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                       PRO FORMA
                                         FLEMING        CORE-MARK     ADJUSTMENTS         PRO FORMA
                                       ------------    ------------   ------------       ------------
Net sales                              $  4,686,139    $    825,153   $         --       $  5,511,292

Costs and expenses (income):
    Cost of sales                         4,346,460         774,297         18,711 (a)      5,139,468
    Selling and administrative              255,012          41,463        (17,312)(b)        279,163
    Interest expense                         50,413           2,806          5,068 (c)         58,287
    Interest income and other                (6,966)             --           (141)(d)         (7,107)
                                       ------------    ------------   ------------       ------------

        Total costs and expenses          4,644,919         818,566          6,326          5,469,811
                                       ------------    ------------   ------------       ------------

Income before taxes                          41,220           6,587         (6,326)            41,481
Taxes on income                              16,611           2,832         (2,728)(e)         16,715
                                       ------------    ------------   ------------       ------------


        Net income                     $     24,609    $      3,755   $     (3,598)      $     24,766
                                       ============    ============   ============       ============


Basic income per share                 $       0.56                                      $       0.46
                                       ============                                      ============

Diluted income per share               $       0.52                                      $       0.44
                                       ============                                      ============

Weighted average shares outstanding:
     Basic                                   44,175                          9,200(g)          53,375
     Diluted                                 50,601                          9,200(h)          59,801

NOTES TO UNAUDITED PRO FORMA COMBINING INCOME STATEMENTS
(DOLLARS IN THOUSANDS)

Fleming's Financial Statements for the 52 weeks ended December 29, 2001 reflect the retroactive reclassification to decrease net sales and cost of sales by approximately $70 million with no effect on gross margin due to the adoption of EITF 01-9. Core-Mark early adopted EITF 01-9 in 2001.

For the purpose of determining the pro forma effect of the transactions on Fleming's Consolidated Income Statements for the 52 weeks ended December 29, 2001 and the 16 weeks ended April 20, 2002, the following pro forma adjustments have been made:

(a) The adjustment to cost of sales reflects the following:

                                                                FLEMING 52 WEEKS      FLEMING 16
                                                               ENDED DECEMBER 29,     WEEKS ENDED
                                                                      2001          APRIL 20, 2002
                                                               ------------------   --------------
Reclass Core-Mark distribution and warehouse expense from
    selling and administrative (see note (b))............         $   76,680          $   18,711
                                                                  ==========          ==========

(b) The adjustment to selling and administrative reflects the following:


                                                                       FLEMING 52 WEEKS      FLEMING 16
                                                                      ENDED DECEMBER 29,     WEEKS ENDED
                                                                             2001          APRIL 20, 2002
                                                                      ------------------   --------------
Reclass Core-Mark distribution and warehouse expense to cost
    of sales (see note (a))..........................................   $(76,680)             $ (18,711)
Amortize other intangible assets acquired as a result of the
    transaction (estimate of 10 years)...............................      5,595                  1,399
                                                                        --------              ---------

                                                                        $(71,085)             $ (17,312)
                                                                        ========              =========

(c) The adjustment for interest expense reflects the following:

                                                                       FLEMING 52 WEEKS      FLEMING 16
                                                                      ENDED DECEMBER 29,     WEEKS ENDED
                                                                             2001          APRIL 20, 2002
                                                                      ------------------   --------------
Reclassify Core-Mark interest income from interest
    expense (see note (d))...............................               $      834            $    141
Eliminate Core-Mark interest expense to reflect debt
    repayment............................................                  (13,229)             (2,947)
Reflect Fleming interest expense on $86 million of borrowings under concurrent new $975 million credit agreement
    at 5.8%*..............................................                   4,961               1,527
Reflect Fleming interest expense on concurrent sale of
    $200 million 9.25% senior notes due 2010.............                   18,500               5,692
Debt refinancing amortization............................                    2,128                 655
                                                                        ----------            --------

                                                                        $   13,194            $  5,068
                                                                        ==========            ========

* Note: Our credit agreement has a variable interest rate structure. A change in the interest rate by 1/8% would change pro forma interest expense by approximately $108 for the 52 weeks ended December 29, 2001 and approximately $33 for the 16 weeks ended April 20, 2002. The 5.8% interest rate represents the Company's interest rate on its credit agreement on the date of the acquisition.


(d) The adjustment for interest income and other reflects the following:

                                                                       FLEMING 52 WEEKS      FLEMING 16
                                                                      ENDED DECEMBER 29,     WEEKS ENDED
                                                                             2001          APRIL 20, 2002
                                                                      ------------------   --------------
Reclassify Core-Mark interest income from interest expense
    (see note (c)).......................................                $  (834)             $  (141)
                                                                         =======              =======

(e) The adjustment for taxes on income reflects the following:


                                                                       FLEMING 52 WEEKS      FLEMING 16
                                                                      ENDED DECEMBER 29,     WEEKS ENDED
                                                                             2001          APRIL 20, 2002
                                                                      ------------------   --------------
Eliminate Core-Mark taxes on income................................       $ (14,268)          $  (2,832)
Reflect tax provision on Core-Mark results of operations net
    of pro forma adjustments.......................................           5,529                 104
                                                                          ---------           ---------

                                                                          $  (8,739)          $  (2,728)
                                                                          =========           =========

(f) The pro forma combined effective tax rate of 54% for the 52 weeks ended December 29, 2001 includes the impact of an unusual tax gain related to our disposition of non-strategic retail operations. Our effective tax rate would have been approximately 40% absent this item since we do not anticipate another similar tax gain. For the 52 weeks ended December 29, 2001, our effective tax rate of approximately 40% would have represented a pro forma combined tax expense of $30.6 million, net income before extraordinary item of $45.8 million, basic income per share before extraordinary item of $0.89 and diluted income per share before extraordinary item of $0.85.

(g) The adjustment for basic weighted average shares outstanding reflects the following:

                                                                       FLEMING 52 WEEKS      FLEMING 16
                                                                      ENDED DECEMBER 29,     WEEKS ENDED
                                                                              2001         APRIL 20, 2002
                                                                      ------------------   --------------
Reflect Fleming common shares issued to partially fund the
    transaction (including the exercise of the underwriters'
    over-allotment option)..........................................        9,200               9,200
                                                                            =====               =====

(h) The adjustment for diluted weighted average shares outstanding reflects the following:

                                                                       FLEMING 52 WEEKS      FLEMING 16
                                                                      ENDED DECEMBER 29,     WEEKS ENDED
                                                                             2001          APRIL 20, 2002
                                                                      ------------------   --------------
Reflect Fleming common shares issued to partially fund the
    transaction (including the exercise of the underwriters'
    over-allotment option)..........................................        9,200               9,200
                                                                            =====               =====

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FLEMING COMPANIES, INC.

                                  By: /s/ MARK D. SHAPIRO
                                      ------------------------------------------
                                      Mark D. Shapiro
                                      Senior Vice President -- Finance
                                      and Operations Control



Dated: October 11, 2002